EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Joe Calabrese
	Chief Financial Officer	Financial Relations Board
	(972) 490-9600	(212) 827-3772

ASHFORD TRUST REPORTS SECOND QUARTER 2024 RESULTS

DALLAS – July 30, 2024 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the second quarter ended June 30, 2024. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of June 30, 2024 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the second quarter ended June 30, 2024 with the second quarter ended June 30, 2023 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
SECOND QUARTER 2024 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for all hotels increased 1.6% to $150 during the quarter on a 2.6% increase in Comparable ADR and a 0.9% decrease in Comparable Occupancy.
•Net income attributable to common stockholders was $44.3 million or $0.25 per diluted share for the quarter.
•Adjusted EBITDAre was $78.7 million for the quarter.
•Adjusted funds from operations (AFFO) was $0.27 per diluted share for the quarter.
•Comparable Hotel EBITDA was $92.7 million for the quarter.
•The Company ended the quarter with cash and cash equivalents of $121.8 million and restricted cash of $124.5 million. The vast majority of the restricted cash is comprised of lender and manager held reserves. At the end of the quarter, there was also $22.2 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net working capital at the end of the quarter was $187.4 million.
•Capex invested during the quarter was $29.4 million.
RECENT OPERATING HIGHLIGHTS
•During the quarter, the Company provided several updates on its plan to pay off its strategic financing which has a final maturity date in January 2026. This plan includes raising sufficient capital through a combination of asset sales, mortgage debt refinancings, and non-traded preferred capital raising.
•During the quarter, the Company closed on the sale of the 390-room Hilton Boston Back Bay in Boston, Massachusetts for $171 million.
•During the quarter, the Company closed on the sale of the 85-room Hampton Inn in Lawrenceville, Georgia for $8.1 million.

AHT Reports Second Quarter Results

July 30, 2024

•During the quarter, the Company closed on the refinancing of the mortgage loan for the 673-room Renaissance Hotel in Nashville, Tennessee, which had a final maturity date in March 2026.
•During the quarter, the Company closed on the sale of the 90-room Courtyard located in Manchester, Connecticut for $8.0 million.
•During the quarter, the Company closed on the sale of the 90-room SpringHill Suites and the 86-room Fairfield Inn located in Kennesaw, Georgia for $17.5 million.
•During the quarter, the Company closed on the sale of the 193-room One Ocean Resort located in Atlantic Beach, Florida for $87 million.
•To date, the Company has issued approximately $147 million of its non-traded preferred stock.
CAPITAL STRUCTURE
As of June 30, 2024, the Company had total loans of $2.7 billion with a blended average interest rate of 8.1%, taking into account in-the-money interest rate caps. Based on the current level of SOFR and the corresponding interest rate caps, approximately 100% of the Company’s debt is effectively fixed.
During the quarter, the Company announced that it closed on the sale of the 390-room Hilton Boston Back Bay in Boston, Massachusetts for $171 million ($438,000 per key). All of the proceeds from the sale were used for debt reduction including approximately $68 million to pay down the Company’s strategic financing.
During the quarter, the Company announced that it closed on the sale of the 85-room Hampton Inn in Lawrenceville, Georgia for $8.1 million ($95,300 per key). The sale price represented a 6.0% capitalization rate on trailing 12-month net operating income through March 2024.
During the quarter, the Company announced that it closed on the refinancing of the mortgage loan for the 673-room Renaissance Hotel in Nashville, Tennessee, which had a final maturity date in March 2026.
The new, non-recourse loan totals $267.2 million, and has a two-year initial term with three one-year extension options, subject to the satisfaction of certain conditions. The loan is interest only and provides for a floating interest rate of SOFR + 3.98%. The previous loan totaled $240.0 million and included the 296-room Westin Hotel in Princeton, New Jersey. As part of this refinancing, the Westin Princeton is now unencumbered and the Company has listed this property for sale.
During the quarter, the Company announced that it closed on the sale of the 90-room Courtyard located in Manchester, Connecticut for $8.0 million. The property was encumbered with a mortgage loan that had an outstanding balance of approximately $5.5 million.
During the quarter, the Company announced that it closed on the sale of the 90-room SpringHill Suites and the 86-room Fairfield Inn located in Kennesaw, Georgia for $17.5 million. The sale price represented a 4.8% capitalization rate on trailing 12-month net operating income through April 2024. The hotels were encumbered with a mortgage loan that had an outstanding balance of approximately $10.8 million.
During the quarter, the Company closed on the sale of the 193-room One Ocean Resort located in Atlantic Beach, Florida for $87 million. The Company continues to have additional assets in the market at various stages of the sales process.
The Company did not pay a dividend on its common stock and common units for the second quarter ended June 30, 2024. The Board of Directors will continue to monitor the situation and assess future quarterly common dividend declarations. The Company is current on the dividends on its outstanding preferred stock and plans to pay dividends on its outstanding preferred stock on a current basis going forward.

AHT Reports Second Quarter Results

July 30, 2024

The Company commenced the offering of its Non-Traded Preferred Equity during the third quarter of 2022. To date, the Company has issued 5,470,610 shares of its Series J and 403,903 shares of its Series K non-traded preferred stock raising approximately $147 million of gross proceeds. The expected use of proceeds for the Non-Traded Preferred Equity is acquisitions, paying down debt, and other general corporate purposes.
“Our second quarter operating performance was solid, as we continue to benefit from increased corporate and group demand,” commented Stephen Zsigray, Ashford Trust’s President and Chief Executive Officer. “We continue to successfully execute against our operating strategy, and I’m very pleased with the progress we have made in paying off our strategic financing. The outstanding loan balance is down almost 53% from the original balance and, between the excess proceeds from additional planned asset sales, excess proceeds from planned property refinancings, and proceeds from our non-traded preferred capital raise, we believe we have a viable path to pay off our strategic financing this year. As we look to the second half of 2024, we believe our high-quality, geographically diverse portfolio remains well-positioned to outperform.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Wednesday, July 31, 2024, at 11:00 a.m. ET. The number to call for this interactive teleconference is (646) 968-2525. A replay of the conference call will be available through Wednesday, August 7, 2024, by dialing (609) 800-9909 and entering the confirmation number, 9895209.
The Company will also provide an online simulcast and rebroadcast of its second quarter 2024 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s website, www.ahtreit.com, on Wednesday, July 31, 2024, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *
Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans, including its plans to raise sufficient capital through a combination of asset sales, mortgage debt refinancings and non-traded preferred capital raising and to pay off its strategic financing. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or

AHT Reports Second Quarter Results

July 30, 2024

similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance, or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	June 30, 2024	December 31, 2023
ASSETS
Investments in hotel properties, net	$2,503,091	$2,951,932
Contract asset	390,104	—
Cash and cash equivalents	121,774	165,231
Restricted cash	124,501	146,079
Accounts receivable, net of allowance of $898 and $1,214, respectively	61,319	45,521
Inventories	3,612	3,679
Notes receivable, net	10,846	7,369
Investment in unconsolidated entities	9,265	9,960
Deferred costs, net	1,666	1,808
Prepaid expenses	15,207	12,806
Derivative assets, net	16,332	13,696
Operating lease right-of-use assets	43,905	44,047
Other assets	17,677	25,309
Intangible assets, net	797	797
Due from related parties, net	4,169	—
Due from third-party hotel managers	22,163	21,664
Assets held for sale	—	12,383
Total assets	$3,346,428	$3,462,281

LIABILITIES AND EQUITY (DEFICIT)
Liabilities:
Indebtedness, net	$2,758,649	$3,040,951
Indebtedness associated with hotels in receivership	355,120	355,120
Finance lease liability	18,235	18,469
Other finance liability	26,963	26,858
Accounts payable and accrued expenses	134,571	129,323
Accrued interest payable	11,788	12,985
Accrued interest associated with hotels in receivership	34,984	14,024
Dividends and distributions payable	3,767	3,566
Due to Ashford Inc., net	7,513	13,261
Due to related parties, net	—	5,874
Due to third-party hotel managers	1,272	1,193
Intangible liabilities, net	1,997	2,017
Operating lease liabilities	44,559	44,765
Other liabilities	3,357	3,499
Liabilities associated with assets held for sale	—	14,653
Total liabilities	3,402,775	3,686,558

Redeemable noncontrolling interests in operating partnership	22,972	22,007
Series J Redeemable Preferred Stock, $0.01 par value, 5,206,397 and 3,475,318 shares issued and outstanding at June 30, 2024 and December 31, 2023, respectively	119,817	79,975
Series K Redeemable Preferred Stock, $0.01 par value, 357,934 and 194,193 shares issued and outstanding at June 30, 2024 and December 31, 2023, respectively	8,840	4,783
Equity (deficit):
Preferred stock, $0.01 par value, 50,000,000 shares authorized :
Series D Cumulative Preferred Stock, 1,159,927 and 1,159,927 shares issued and outstanding at June 30, 2024 and December 31, 2023, respectively	12	12
Series F Cumulative Preferred Stock, 1,095,244 and 1,175,344 shares issued and outstanding at June 30, 2024 and December 31, 2023, respectively	11	11
Series G Cumulative Preferred Stock, 1,503,296 and 1,531,996 shares issued and outstanding at June 30, 2024 and December 31, 2023, respectively	15	15
Series H Cumulative Preferred Stock, 1,090,190 and 1,170,325 shares issued and outstanding at June 30, 2024 and December 31, 2023, respectively	11	12
Series I Cumulative Preferred Stock, 1,104,023 and 1,160,923 shares issued and outstanding at June 30, 2024 and December 31, 2023, respectively	11	12
Common stock, $0.01 par value, 400,000,000 shares authorized, 46,757,956 and 37,422,056 shares issued and outstanding at June 30, 2024 and December 31, 2023, respectively	468	374
Additional paid-in capital	2,389,941	2,382,975
Accumulated deficit	(2,616,339)	(2,729,312)
Total stockholders' equity (deficit) of the Company	(225,870)	(345,901)
Noncontrolling interests in consolidated entities	17,894	14,859
Total equity (deficit)	(207,976)	(331,042)
Total liabilities and equity/deficit	$3,346,428	$3,462,281

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
REVENUE
Rooms	$243,605	$293,915	$472,812	$546,870
Food and beverage	55,260	61,747	112,618	120,738
Other	16,934	19,316	33,626	35,598
Total hotel revenue	315,799	374,978	619,056	703,206
Other	683	771	1,322	1,429
Total revenue	316,482	375,749	620,378	704,635
EXPENSES
Hotel operating expenses
Rooms	54,073	66,035	108,753	125,238
Food and beverage	37,508	41,910	75,339	81,700
Other expenses	104,680	118,959	211,506	232,838
Management fees	11,184	13,773	22,734	26,019
Total hotel operating expenses	207,445	240,677	418,332	465,795
Property taxes, insurance and other	16,846	18,998	34,273	35,535
Depreciation and amortization	37,187	47,154	77,731	95,009
Advisory services fee:
Base advisory fee	8,180	8,249	16,400	16,718
Reimbursable expenses	2,787	3,065	9,232	6,292
Stock/unit-based compensation	507	955	1,043	2,245
Corporate, general and administrative:
Stock/unit-based compensation	216	593	244	629
Other general and administrative	6,978	4,311	15,159	6,887
Total operating expenses	280,146	324,002	572,414	629,110
Gain (loss) on consolidation of VIE and disposition of assets and hotel properties	87,441	1,077	94,397	1,053
Gain (loss) on derecognition of assets	11,725	—	145,634	—
OPERATING INCOME (LOSS)	135,502	52,824	287,995	76,578
Equity in earnings (loss) of unconsolidated entities	(162)	(181)	(695)	(577)
Interest income	1,688	2,310	3,672	4,867
Other income (expense), net	37	109	72	243
Interest expense, net of discount amortization	(65,078)	(77,483)	(136,831)	(149,080)
Interest expense associated with hotels in receivership	(11,944)	(8,493)	(24,042)	(15,640)
Amortization of loan costs	(3,338)	(3,614)	(5,546)	(6,385)
Write-off of premiums, loan costs and exit fees	(3,796)	(950)	(3,814)	(1,370)
Gain (loss) on extinguishment of debt	—	—	45	—
Realized and unrealized gain (loss) on derivatives	1,357	12,583	6,118	7,168
INCOME (LOSS) BEFORE INCOME TAXES	54,266	(22,895)	126,974	(84,196)
Income tax benefit (expense)	(3,455)	(2,062)	(3,758)	(2,283)
NET INCOME (LOSS)	50,811	(24,957)	123,216	(86,479)
(Income) loss attributable to noncontrolling interest in consolidated entities	8	—	17	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(565)	349	(1,418)	949
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	50,254	(24,608)	121,815	(85,530)
Preferred dividends	(5,468)	(3,752)	(10,479)	(6,995)
Deemed dividends on redeemable preferred stock	(669)	(826)	(1,351)	(1,233)
Gain (loss) on extinguishment of preferred stock	211	—	1,784	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$44,328	$(29,186)	$111,769	$(93,758)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$1.02	$(0.85)	$2.72	$(2.73)
Weighted average common shares outstanding – basic	43,243	34,429	40,850	34,385
Diluted:
Net income (loss) attributable to common stockholders	$0.25	$(0.85)	$0.77	$(2.73)
Weighted average common shares outstanding – diluted	189,364	34,429	153,046	34,385
Dividends declared per common share	$—	$—	$—	$—

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
Net income (loss)	$50,811	$(24,957)	$123,216	$(86,479)
Interest expense and amortization of discounts and loan costs, net	68,416	81,097	142,377	155,465
Interest expense associated with hotels in receivership	11,944	8,493	24,042	15,640
Depreciation and amortization	37,187	47,154	77,731	95,009
Income tax expense (benefit)	3,455	2,062	3,758	2,283
Equity in (earnings) loss of unconsolidated entities	162	181	695	577
Company's portion of EBITDA of unconsolidated entities	215	157	49	88
EBITDA	172,190	114,187	371,868	182,583
(Gain) loss on consolidation of VIE and disposition of assets and hotel properties	(87,441)	(1,077)	(94,397)	(1,053)
(Gain) loss on derecognition of assets	(11,725)	—	(145,634)	—
EBITDAre	73,024	113,110	131,837	181,530
Amortization of unfavorable contract liabilities	(30)	18	(61)	47
Transaction and conversion costs	2,109	1,033	7,231	1,152
Write-off of premiums, loan costs and exit fees	3,796	950	3,814	1,370
Realized and unrealized (gain) loss on derivatives	(1,357)	(12,583)	(6,118)	(7,168)
Stock/unit-based compensation	723	1,550	1,287	2,883
Legal, advisory and settlement costs	273	—	273	—
Other (income) expense, net	(36)	(123)	(71)	(243)
(Gain) loss on extinguishment of debt	—	—	(45)	—
Severance	150	—	150	—
Company's portion of adjustments to EBITDAre of unconsolidated entities	6	—	6	1
Adjusted EBITDAre	$78,658	$103,955	$138,303	$179,572
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
Net income (loss)	$50,811	$(24,957)	$123,216	$(86,479)
(Income) loss attributable to noncontrolling interest in consolidated entities	8	—	17	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(565)	349	(1,418)	949
Preferred dividends	(5,468)	(3,752)	(10,479)	(6,995)
Deemed dividends on redeemable preferred stock	(669)	(826)	(1,351)	(1,233)
Gain (loss) on extinguishment of preferred stock	211	—	1,784	—
Net income (loss) attributable to common stockholders	44,328	(29,186)	111,769	(93,758)
Depreciation and amortization on real estate	37,187	47,154	77,731	95,009
(Gain) loss on consolidation of VIE and disposition of assets and hotel properties	(87,441)	(1,077)	(94,397)	(1,053)
(Gain) loss on derecognition of assets	(11,725)	—	(145,634)	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	565	(349)	1,418	(949)
Equity in (earnings) loss of unconsolidated entities	162	181	695	577
Company's portion of FFO of unconsolidated entities	(47)	(67)	(454)	(354)
FFO available to common stockholders and OP unitholders	(16,971)	16,656	(48,872)	(528)
Deemed dividends on redeemable preferred stock	669	826	1,351	1,233
(Gain) loss on extinguishment of preferred stock	(211)	—	(1,784)	—
Transaction and conversion costs	2,109	1,033	7,231	1,152
Write-off of premiums, loan costs and exit fees	3,796	950	3,814	1,370
Unrealized (gain) loss on derivatives	6,002	(617)	9,955	14,325
Stock/unit-based compensation	723	1,550	1,287	2,883
Legal, advisory and settlement costs	273	—	273	—
Other (income) expense, net	(36)	(123)	(71)	(243)
Amortization of credit facility exit fee	—	4,640	844	8,796
Amortization of loan costs	3,338	3,614	5,546	6,385
(Gain) loss on extinguishment of debt	—	—	(45)	—
Interest expense associated with hotels in receivership	11,944	—	18,495	—
Severance	150	—	150	—
Company's portion of adjustments to FFO of unconsolidated entities	6	—	6	1
Adjusted FFO available to common stockholders and OP unitholders	$11,792	$28,529	$(1,820)	$35,374
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.27	$0.78	$(0.04)	$0.97
Weighted average diluted shares	43,796	36,575	41,377	36,497

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
June 30, 2024
(dollars in thousands)
(unaudited)

Indebtedness	Current Maturity	Final Maturity (13)	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt	Total Debt		TTM Hotel Net Income	TTM Hotel Net Income Debt Yield	Comparable TTM Hotel EBITDA (14)	Comparable TTM Hotel EBITDA Debt Yield
Southside Bank Ashton - 1 hotel	June 2024	June 2024	SOFR (1) + 2.00%	$—	$8,881	$8,881	(2)	$(110)	(1.2)%	$251	2.8%
Torchlight Marriott Gateway - 1 hotel	November 2024	November 2026	SOFR (1) + 4.76%	—	86,000	86,000	(3)	10,224	11.9%	15,509	18.0%
Morgan Stanley Pool - 17 hotels	November 2024	November 2024	SOFR (1) + 3.39%	—	409,750	409,750	(4)	24,268	5.9%	44,753	10.9%
Aareal Le Pavillon - 1 hotel	December 2024	December 2027	SOFR (1) + 4.00%	—	37,000	37,000	(5)	(9,306)	(25.2)%	(849)	(2.3)%
BAML Indigo Atlanta - 1 hotel	December 2024	December 2024	SOFR (1) + 2.85%	—	13,682	13,682	(6)	(854)	(6.2)%	1,681	12.3%
BAML Pool 3 - 2 hotels	February 2025	February 2025	4.45%	26,319	—	26,319		9,122	34.7%	5,740	21.8%
JPMorgan Chase - 8 hotels	February 2025	February 2026	SOFR (1) + 3.28%	—	335,000	335,000	(7)	5,912	1.8%	26,481	7.9%
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	March 2025	March 2025	4.66%	22,441	—	22,441		(1,303)	(5.8)%	2,111	9.4%
BAML Highland Pool - 19 hotels	April 2025	April 2025	SOFR (1) + 3.51%	—	862,027	862,027	(8)	49,425	5.7%	97,336	11.3%
KEYS Pool C - 4 hotels	June 2025	June 2025	SOFR (1) + 4.03%	—	143,877	143,877	(9)	13,394	9.3%	20,097	14.0%
KEYS Pool D - 4 hotels	June 2025	June 2025	SOFR (1) + 4.29%	—	159,424	159,424	(9)	91,578	57.4%	20,175	12.7%
KEYS Pool E - 5 hotels	June 2025	June 2025	SOFR (1) + 3.02%	—	109,473	109,473	(9)	5,809	5.3%	18,013	16.5%
Oaktree Capital Term Loan	January 2026	January 2026	14.00%	98,212	—	98,212		N/A	N/A	N/A	N/A
Aareal Alexandria/La Posada - 2 hotels	May 2026	May 2028	SOFR (1) + 4.00%	—	98,450	98,450	(10)	4,154	4.2%	9,552	9.7%
BAML Nashville - 1 hotel	May 2026	May 2029	SOFR (1) + 3.98%	—	267,200	267,200	(11)	25,756	9.6%	35,597	13.3%
Unencumbered hotels - 2 hotels				—	—	—		4,164	N/A	9,273	N/A
Total				$146,972	$2,530,764	$2,677,736		$232,233	8.7%	$305,720	11.4%
Percentage				5.5%	94.5%	100.0%
Weighted average interest rate (12)				10.86%	7.89%	8.05%
All indebtedness is non-recourse with the exception of the term loan.
The amounts do not include amounts related to the consolidation of 815 Commerce Managing Member, LLC, Stirling REIT OP, LP and debt associated with hotels in receivership.
(1)    SOFR rate was 5.34% at June 30, 2024.
(2)    This mortgage loan is in default as of June 30, 2024. The interest rate does not include the default or late payment rate in effect as of June 30, 2024. This mortgage loan has a SOFR floor of 2.0%. On July 16, 2024, we disposed of the asset securing this mortgage loan.
(3)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.
(4)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fifth one-year extension period began in November 2023.
(5)    This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 0.50%.
(6)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in December 2023.
(7)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fifth one-year extension period began in February 2024.
(8)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fifth one-year extension period began in April 2024.
(9)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fifth one-year extension period began in June 2024.
(10)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 0.50%.
(11)    This mortgage loan has one one-year extension option, subject to satisfaction of certain conditions.
(12)    The weighted average interest rates are adjusted for in-the-money interest rate caps, and are not adjusted for default or late payment rates in effect on the default mortgage loan as of June 30, 2024..
(13)    The final maturity date assumes all available extension options will be exercised, excluding loans in default.
(14)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
June 30, 2024
(dollars in thousands)
(unaudited)

	2024	2025	2026	2027	2028	Thereafter	Total
Southside Bank Ashton - 1 hotel	$8,881	$—	$—	$—	$—	$—	$8,881
Morgan Stanley Pool - 17 hotels	409,750	—	—	—	—	—	409,750
BAML Indigo Atlanta - 1 hotel	13,623	—	—	—	—	—	13,623
BAML Pool 3 - 2 hotels	—	25,906	—	—	—	—	25,906
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	—	22,030	—	—	—	—	22,030
BAML Highland Pool - 19 hotels	—	862,027	—	—	—	—	862,027
KEYS Pool C - 4 hotels	—	143,877	—	—	—	—	143,877
KEYS Pool D - 4 hotels	—	159,424	—	—	—	—	159,424
KEYS Pool E - 5 hotels	—	109,473	—	—	—	—	109,473
Oaktree Capital Term Loan	—	—	98,212	—	—	—	98,212
JPMorgan Chase - 8 hotels	—	—	325,000	—	—	—	325,000
Torchlight Marriott Gateway - 1 hotel	—	—	86,000	—	—	—	86,000
Aareal Le Pavillon - 1 hotel	—	—	—	35,000	—	—	35,000
Aareal Alexandria/La Posada	—	—	—	—	98,450	—	98,450
BAML Nashville - 1 hotel	—	—	—	—	—	267,200	267,200
Principal due in future periods	432,254	1,322,737	509,212	35,000	98,450	267,200	2,664,853
Scheduled amortization payments remaining	10,719	164	1,000	1,000	—	—	12,883
Total indebtedness	$442,973	$1,322,901	$510,212	$36,000	$98,450	$267,200	$2,677,736
The amounts do not include amounts related to the consolidation of 815 Commerce Managing Member, LLC, Stirling REIT OP, LP and debt associated with hotels in receivership.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
Rooms revenue (in thousands)	$243,605	$(9,833)	$233,772	$292,956	$(62,975)	$229,981	(16.85)%	1.65%
RevPAR	$149.34	$(128.93)	$150.34	$144.25	$(132.27)	$147.92	3.53%	1.64%
Occupancy	74.87%	(73.10)%	74.95%	75.44%	(74.74)%	75.65%	(0.76)%	(0.93)%
ADR	$199.48	$(176.37)	$200.59	$191.22	$(176.98)	$195.53	4.32%	2.59%

ALL HOTELS:
	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
Rooms revenue (in thousands)	$472,812	$(39,275)	$433,537	$544,893	$(116,672)	$428,221	(13.23)%	1.24%
RevPAR	$136.63	$(112.00)	$139.41	$134.90	$(123.20)	$138.48	1.28%	0.67%
Occupancy	70.65%	(67.03)%	71.06%	71.95%	(71.39)%	72.12%	(1.81)%	(1.46)%
ADR	$193.39	$(167.11)	$196.18	$187.50	$(172.58)	$192.02	3.14%	2.16%
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at June 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
Rooms revenue (in thousands)	$228,358	$(9,833)	$218,525	$276,410	$(62,975)	$213,435	21.04%	(2.33)%
RevPAR	$148.74	$(128.93)	$149.78	$142.85	$(132.27)	$146.31	(3.96)%	(2.32)%
Occupancy	75.35%	(73.10)%	75.46%	75.50%	(74.74)%	75.75%	0.20%	0.38%
ADR	$197.41	$(176.37)	$198.48	$189.20	$(176.98)	$193.14	(4.16)%	(2.69)%

ALL HOTELS NOT UNDER RENOVATION:
	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
Rooms revenue (in thousands)	$441,313	$(39,275)	$402,038	$510,482	$(116,672)	$393,810	15.67%	(2.05)%
RevPAR	$135.01	$(112.00)	$137.78	$132.64	$(123.20)	$135.73	(1.75)%	(1.49)%
Occupancy	70.97%	(67.03)%	71.44%	71.83%	(71.39)%	71.98%	1.21%	0.75%
ADR	$190.25	$(167.11)	$192.86	$184.66	$(172.58)	$188.57	(2.94)%	(2.23)%
NOTES:
(1)    The above comparable information assumes the 66 hotel properties owned and included in the Company’s operations at June 30, 2024, and not under renovation during the three months ended June 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    Excluded hotels under renovation:
Embassy Suites Dallas, La Concha Key West, Marriott Sugar Land

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2024	2023	% Variance	2024	2023	% Variance
Total hotel revenue	$315,797	$373,749	(15.51)%	$619,056	$700,614	(11.64)%
Non-comparable adjustments	(12,747)	(74,924)		(47,714)	(138,765)
Comparable total hotel revenue	$303,050	$298,825	1.41%	$571,342	$561,849	1.69%

Hotel net income (loss)	$140,679	$64,836	116.98%	$171,114	$98,835	73.13%
Non-comparable adjustments	(86,332)	(11,151)		(84,671)	(14,206)
Comparable hotel net income (loss)	$54,347	$53,685	1.23%	$86,443	$84,629	2.14%
Hotel net income (loss) margin	44.55%	17.35%	27.20%	27.64%	14.11%	13.53%
Comparable hotel net income margin	17.93%	17.97%	(0.04)%	15.13%	15.06%	0.07%

Hotel EBITDA	$95,134	$117,477	(19.02)%	$173,446	$208,237	(16.71)%
Non-comparable adjustments	(2,386)	(23,428)		(9,475)	(39,375)
Comparable hotel EBITDA	$92,748	$94,049	(1.38)%	$163,971	$168,862	(2.90)%
Hotel EBITDA margin	30.13%	31.43%	(1.30)%	28.02%	29.72%	(1.70)%
Comparable hotel EBITDA margin	30.60%	31.47%	(0.87)%	28.70%	30.05%	(1.35)%
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at June 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2024	2023	% Variance	2024	2023	% Variance
Total hotel revenue	$294,467	$350,454	(15.98)%	$575,248	$652,793	(11.88)%
Non-comparable adjustments	(12,747)	(74,924)		(47,714)	(138,765)
Comparable total hotel revenue	$281,720	$275,530	2.25%	$527,534	$514,028	2.63%

Hotel net income (loss)	$140,818	$61,654	128.40%	$169,786	$89,661	89.36%
Non-comparable adjustments	(86,332)	(11,151)		(84,671)	(14,206)
Comparable hotel net income (loss)	$54,486	$50,503	7.89%	$85,115	$75,455	12.80%
Hotel net income (loss) margin	47.82%	17.59%	30.23%	29.52%	13.73%	15.79%
Comparable hotel net income margin	19.34%	18.33%	1.01%	16.13%	14.68%	1.45%

Hotel EBITDA	$90,809	$111,302	(18.41)%	$163,065	$193,079	(15.54)%
Non-comparable adjustments	(2,386)	(23,428)		(9,475)	(39,375)
Comparable hotel EBITDA	$88,423	$87,874	0.62%	$153,590	$153,704	(0.07)%
Hotel EBITDA margin	30.84%	31.76%	(0.92)%	28.35%	29.58%	(1.23)%
Comparable hotel EBITDA margin	31.39%	31.89%	(0.50)%	29.11%	29.90%	(0.79)%
NOTES:
(1)    The above comparable information assumes the 66 hotel properties owned and included in the Company’s operations at June 30, 2024, and not under renovation during the three months ended June 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
(4)    Excluded hotels under renovation:
Embassy Suites Dallas, La Concha Key West, Marriott Sugar Land

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE, NET INCOME (LOSS) & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024	2024	2024	2024	2023	2023	2023	2023	2023	2023
	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter
Total hotel revenue	$315,797	$(12,747)	$303,050	$303,258	$(34,967)	$268,291	$319,177	$(59,704)	$259,473	$341,999	$(70,231)	$271,768
Hotel net income (loss)	$140,679	$(86,332)	$54,347	$30,435	$1,661	$32,096	$(130,905)	$153,591	$22,686	$44,644	$(7,565)	$37,080
Hotel net income (loss) margin	44.55%		17.93%	10.04%		11.96%	(41.01)%		8.74%	13.05%		13.64%
Hotel EBITDA	$95,134	$(2,386)	$92,748	$78,312	$(7,089)	$71,223	$78,605	$(14,382)	$64,223	$97,466	$(19,940)	$77,526
Hotel EBITDA margin	30.13%		30.60%	25.82%		26.55%	24.63%		24.75%	28.50%		28.53%

Hotel net income (loss) % of total TTM	165.8%		37.2%	35.9%		22.0%	(154.3)%		15.5%	52.6%		25.3%
EBITDA % of total TTM	27.2%		30.3%	22.4%		23.3%	22.5%		21.0%	27.9%		25.4%

	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024
	TTM	TTM	TTM
Total hotel revenue	$1,280,231	$(177,649)	$1,102,582
Hotel net income (loss)	$84,853	$61,355	$146,209
Hotel net income (loss) margin	6.63%		13.26%
Hotel EBITDA	$349,517	$(43,797)	$305,720
Hotel EBITDA margin	27.30%		27.73%

Hotel net income (loss) % of total TTM	100.0%		100.0%
EBITDA % of total TTM	100.0%		100.0%
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at June 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2024	2024	2024	2023	2023	2023	% Variance	% Variance
Atlanta, GA Area	4	939	$132.53	$(101.11)	$144.07	$142.15	$(129.36)	$151.50	(6.8)%	(4.9)%
Boston, MA Area	1	315	273.08	(226.41)	278.16	300.70	(325.87)	269.54	(9.2)%	3.2%
Dallas / Ft. Worth, TX Area	5	1,247	129.63	—	129.63	114.40	(79.03)	122.32	13.3%	6.0%
Houston, TX Area	3	692	109.49	—	109.49	113.91	—	113.91	(3.9)%	(3.9)%
Los Angeles, CA Metro Area	4	1,312	150.03	—	150.03	147.60	(119.19)	154.24	1.6%	(2.7)%
Miami, FL Metro Area	2	414	156.58	—	156.58	161.91	—	161.91	(3.3)%	(3.3)%
Minneapolis - St. Paul, MN Area	2	520	82.37	—	82.37	83.69	—	83.69	(1.6)%	(1.6)%
Nashville, TN Area	1	674	260.93	—	260.93	250.63	—	250.63	4.1%	4.1%
New York / New Jersey Metro Area	4	1,159	108.76	—	108.76	108.94	(115.83)	105.46	(0.2)%	3.1%
Orlando, FL Area	2	524	117.15	—	117.15	132.33	—	132.33	(11.5)%	(11.5)%
Philadelphia, PA Area	1	263	151.69	—	151.69	108.71	(85.25)	143.06	39.5%	6.0%
San Diego, CA Area	2	410	165.04	—	165.04	150.79	—	150.79	9.5%	9.5%
San Francisco - Oakland, CA Metro Area	3	793	137.79	—	137.79	126.90	(123.16)	130.46	8.6%	5.6%
Tampa, FL Area	2	571	135.91	—	135.91	144.22	—	144.22	(5.8)%	(5.8)%
Washington D.C. - MD - VA Area	9	2,428	185.91	—	185.91	178.68	—	178.68	4.0%	4.0%
Other Areas	24	4,826	143.88	(142.55)	144.01	135.00	(121.40)	140.21	6.6%	2.7%
Total Portfolio	69	17,087	$149.34	$(128.93)	$150.34	$144.25	$(132.27)	$147.92	3.5%	1.6%
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at June 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Six Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2024	2024	2024	2023	2023	2023	% Variance	% Variance
Atlanta, GA Area	4	939	$125.77	$(91.75)	$140.17	$138.66	$(125.86)	$148.03	(9.3)%	(5.3)%
Boston, MA Area	1	315	185.49	(162.27)	201.13	218.72	(242.64)	189.11	(15.2)%	6.4%
Dallas / Ft. Worth, TX Area	5	1,247	121.28	(69.40)	125.10	116.43	(76.52)	125.37	4.2%	(0.2)%
Houston, TX Area	3	692	103.37	—	103.37	111.68	—	111.68	(7.4)%	(7.4)%
Los Angeles, CA Metro Area	4	1,312	149.33	(84.48)	154.34	147.93	(111.84)	156.37	0.9%	(1.3)%
Miami, FL Metro Area	2	414	200.62	—	200.62	196.57	—	196.57	2.1%	2.1%
Minneapolis - St. Paul, MN Area	2	520	68.12	—	68.12	67.52	—	67.52	0.9%	0.9%
Nashville, TN Area	1	674	240.78	—	240.78	234.52	—	234.52	2.7%	2.7%
New York / New Jersey Metro Area	4	1,159	90.83	(55.84)	93.17	93.06	(97.65)	90.75	(2.4)%	2.7%
Orlando, FL Area	2	524	131.39	—	131.39	139.55	—	139.55	(5.8)%	(5.8)%
Philadelphia, PA Area	1	263	104.34	(28.18)	123.34	93.55	(72.27)	124.70	11.5%	(1.1)%
San Diego, CA Area	2	410	152.32	—	152.32	139.33	—	139.33	9.3%	9.3%
San Francisco - Oakland, CA Metro Area	3	793	123.18	(85.16)	131.17	121.12	(120.02)	122.17	1.7%	7.4%
Tampa, FL Area	2	571	160.66	—	160.66	167.79	—	167.79	(4.2)%	(4.2)%
Washington D.C. - MD - VA Area	9	2,428	160.45	—	160.45	153.65	—	153.65	4.4%	4.4%
Other Areas	24	4,826	129.23	(134.61)	128.32	127.83	(125.93)	128.56	1.1%	(0.2)%
Total Portfolio	69	17,087	$136.63	$(112.00)	$139.41	$134.90	$(123.20)	$138.48	1.3%	0.7%
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at June 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) BY MARKET
(in thousands)
(unaudited)

			Three Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2024	2024	2024		2023	2023	2023		% Variance	% Variance
Atlanta, GA Area	4	939	$15,788	$(14,394)	$1,394	2.6%	$2,264	$(412)	$1,852	3.4%	597.3%	(24.7)%
Boston, MA Area	1	315	2,220	985	3,205	5.9%	5,668	(2,588)	3,080	5.7%	(60.8)%	4.1%
Dallas / Ft. Worth, TX Area	5	1,247	3,600	7	3,607	6.6%	2,018	(177)	1,841	3.4%	78.4%	95.9%
Houston, TX Area	3	692	229	—	229	0.4%	1,332	—	1,332	2.5%	(82.8)%	(82.8)%
Los Angeles, CA Metro Area	4	1,312	2,291	360	2,651	4.9%	5,973	(748)	5,225	9.7%	(61.6)%	(49.3)%
Miami, FL Metro Area	2	414	1,100	—	1,100	2.0%	1,082	—	1,082	2.0%	1.7%	1.7%
Minneapolis - St. Paul, MN Area	2	520	53	—	53	0.1%	192	—	192	0.4%	(72.4)%	(72.4)%
Nashville, TN Area	1	674	8,640	—	8,640	15.9%	7,002	—	7,002	13.0%	23.4%	23.4%
New York / New Jersey Metro Area	4	1,159	1,000	7	1,007	1.9%	2,367	(553)	1,814	3.4%	(57.8)%	(44.5)%
Orlando, FL Area	2	524	689	—	689	1.3%	1,314	—	1,314	2.4%	(47.6)%	(47.6)%
Philadelphia, PA Area	1	263	996	19	1,015	1.9%	1,119	(453)	666	1.2%	(11.0)%	52.4%
San Diego, CA Area	2	410	1,767	—	1,767	3.3%	1,539	—	1,539	2.9%	14.8%	14.8%
San Francisco - Oakland, CA Metro Area	3	793	469	38	507	0.9%	1,044	(1,188)	(144)	(0.3)%	(55.1)%	452.1%
Tampa, FL Area	2	571	1,903	—	1,903	3.5%	1,874	—	1,874	3.5%	1.5%	1.5%
Washington D.C. - MD - VA Area	9	2,428	13,927	—	13,927	25.6%	11,706	—	11,706	21.8%	19.0%	19.0%
Other Areas	24	4,826	86,007	(73,354)	12,653	23.2%	18,342	(5,032)	13,310	25.0%	368.9%	(4.9)%
Total Portfolio	69	17,087	$140,679	$(86,332)	$54,347	100.0%	$64,836	$(11,151)	$53,685	100.0%	117.0%	1.2%
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at June 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) BY MARKET
(in thousands)
(unaudited)

			Six Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2024	2024	2024		2023	2023	2023		% Variance	% Variance
Atlanta, GA Area	4	939	$16,982	$(14,236)	$2,746	3.2%	$5,146	$(835)	$4,311	5.1%	230.0%	(36.3)%
Boston, MA Area	1	315	(839)	3,459	2,620	3.0%	2,468	(393)	2,075	2.5%	(134.0)%	26.3%
Dallas / Ft. Worth, TX Area	5	1,247	5,998	1,011	7,009	8.1%	6,764	(241)	6,523	7.7%	(11.3)%	7.5%
Houston, TX Area	3	692	331	—	331	0.4%	2,315	—	2,315	2.7%	(85.7)%	(85.7)%
Los Angeles, CA Metro Area	4	1,312	3,722	3,375	7,097	8.2%	11,277	(961)	10,316	12.2%	(67.0)%	(31.2)%
Miami, FL Metro Area	2	414	5,221	—	5,221	6.0%	4,162	—	4,162	4.9%	25.4%	25.4%
Minneapolis - St. Paul, MN Area	2	520	(1,235)	—	(1,235)	(1.4)%	(927)	—	(927)	(1.1)%	(33.2)%	(33.2)%
Nashville, TN Area	1	674	14,450	—	14,450	16.7%	11,863	—	11,863	14.0%	21.8%	21.8%
New York / New Jersey Metro Area	4	1,159	(822)	882	60	0.1%	597	540	1,137	1.3%	(237.7)%	(94.7)%
Orlando, FL Area	2	524	2,441	—	2,441	2.8%	2,846	—	2,846	3.4%	(14.2)%	(14.2)%
Philadelphia, PA Area	1	263	17	849	866	1.0%	(142)	119	(23)	—%	112.0%	3,865.2%
San Diego, CA Area	2	410	2,868	—	2,868	3.3%	2,218	—	2,218	2.6%	29.3%	29.3%
San Francisco - Oakland, CA Metro Area	3	793	480	246	726	0.8%	1,270	(2,046)	(776)	(0.9)%	(62.2)%	193.6%
Tampa, FL Area	2	571	6,425	—	6,425	7.4%	6,402	—	6,402	7.6%	0.4%	0.4%
Washington D.C. - MD - VA Area	9	2,428	19,767	—	19,767	22.9%	14,105	—	14,105	16.7%	40.1%	40.1%
Other Areas	24	4,826	95,308	(80,257)	15,051	17.5%	28,471	(10,389)	18,082	21.3%	234.8%	(16.8)%
Total Portfolio	69	17,087	$171,114	$(84,671)	$86,443	100.0%	$98,835	$(14,206)	$84,629	100.0%	73.1%	2.1%
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at June 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Three Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2024	2024	2024		2023	2023	2023		% Variance	% Variance
Atlanta, GA Area	4	939	$4,674	$(672)	$4,002	4.3%	$6,583	$(1,919)	$4,664	5.0%	(29.0)%	(14.2)%
Boston, MA Area	1	315	3,703	200	3,903	4.2%	10,048	(6,118)	3,930	4.2%	(63.1)%	(0.7)%
Dallas / Ft. Worth, TX Area	5	1,247	6,630	—	6,630	7.1%	5,876	(514)	5,362	5.7%	12.8%	23.6%
Houston, TX Area	3	692	2,016	—	2,016	2.2%	2,609	—	2,609	2.8%	(22.7)%	(22.7)%
Los Angeles, CA Metro Area	4	1,312	4,527	334	4,861	5.2%	8,164	(1,146)	7,018	7.5%	(44.5)%	(30.7)%
Miami, FL Metro Area	2	414	2,245	—	2,245	2.4%	2,466	—	2,466	2.6%	(9.0)%	(9.0)%
Minneapolis - St. Paul, MN Area	2	520	882	—	882	1.0%	1,041	—	1,041	1.1%	(15.3)%	(15.3)%
Nashville, TN Area	1	674	11,058	—	11,058	11.9%	9,532	—	9,532	10.1%	16.0%	16.0%
New York / New Jersey Metro Area	4	1,159	3,139	—	3,139	3.4%	6,439	(2,393)	4,046	4.3%	(51.3)%	(22.4)%
Orlando, FL Area	2	524	1,632	—	1,632	1.8%	2,303	—	2,303	2.4%	(29.1)%	(29.1)%
Philadelphia, PA Area	1	263	1,395	13	1,408	1.5%	2,074	(911)	1,163	1.2%	(32.7)%	21.1%
San Diego, CA Area	2	410	2,353	—	2,353	2.5%	2,147	—	2,147	2.3%	9.6%	9.6%
San Francisco - Oakland, CA Metro Area	3	793	3,055	—	3,055	3.3%	5,004	(2,337)	2,667	2.8%	(38.9)%	14.5%
Tampa, FL Area	2	571	2,740	—	2,740	3.0%	2,814	—	2,814	3.0%	(2.6)%	(2.6)%
Washington D.C. - MD - VA Area	9	2,428	18,460	—	18,460	19.9%	18,106	—	18,106	19.3%	2.0%	2.0%
Other Areas	24	4,826	26,625	(2,261)	24,364	26.3%	32,271	(8,090)	24,181	25.7%	(17.5)%	0.8%
Total Portfolio	69	17,087	$95,134	$(2,386)	$92,748	100.0%	$117,477	$(23,428)	$94,049	100.0%	(19.0)%	(1.4)%
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at June 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Six Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2024	2024	2024		2023	2023	2023		% Variance	% Variance
Atlanta, GA Area	4	939	$9,292	$(1,318)	$7,974	4.9%	$14,217	$(4,017)	$10,200	6.0%	(34.6)%	(21.8)%
Boston, MA Area	1	315	4,587	(513)	4,074	2.5%	11,125	(7,343)	3,782	2.2%	(58.8)%	7.7%
Dallas / Ft. Worth, TX Area	5	1,247	13,498	(323)	13,175	8.0%	14,552	(969)	13,583	8.0%	(7.2)%	(3.0)%
Houston, TX Area	3	692	3,783	—	3,783	2.3%	5,389	—	5,389	3.2%	(29.8)%	(29.8)%
Los Angeles, CA Metro Area	4	1,312	11,330	151	11,481	7.0%	16,100	(1,753)	14,347	8.5%	(29.6)%	(20.0)%
Miami, FL Metro Area	2	414	7,447	—	7,447	4.5%	7,014	—	7,014	4.2%	6.2%	6.2%
Minneapolis - St. Paul, MN Area	2	520	376	—	376	0.2%	717	—	717	0.4%	(47.6)%	(47.6)%
Nashville, TN Area	1	674	19,342	—	19,342	11.8%	17,018	—	17,018	10.1%	13.7%	13.7%
New York / New Jersey Metro Area	4	1,159	4,485	(112)	4,373	2.7%	8,866	(3,143)	5,723	3.4%	(49.4)%	(23.6)%
Orlando, FL Area	2	524	4,352	—	4,352	2.7%	4,951	—	4,951	2.9%	(12.1)%	(12.1)%
Philadelphia, PA Area	1	263	1,367	279	1,646	1.0%	2,175	(757)	1,418	0.8%	(37.1)%	16.1%
San Diego, CA Area	2	410	4,033	—	4,033	2.5%	3,482	—	3,482	2.1%	15.8%	15.8%
San Francisco - Oakland, CA Metro Area	3	793	6,099	(228)	5,871	3.6%	9,467	(4,425)	5,042	3.0%	(35.6)%	16.4%
Tampa, FL Area	2	571	8,100	—	8,100	4.9%	8,314	—	8,314	4.9%	(2.6)%	(2.6)%
Washington D.C. - MD - VA Area	9	2,428	29,087	—	29,087	17.7%	27,737	—	27,737	16.4%	4.9%	4.9%
Other Areas	24	4,826	46,268	(7,411)	38,857	23.7%	57,113	(16,968)	40,145	23.9%	(19.0)%	(3.2)%
Total Portfolio	69	17,087	$173,446	$(9,475)	$163,971	100.0%	$208,237	$(39,375)	$168,862	100.0%	(16.7)%	(2.9)%
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at June 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
June 30, 2024
(in thousands, except share price)
(unaudited)

June 30, 2024
Common stock shares outstanding	46,758
Partnership units outstanding	2,077
Combined common stock shares and partnership units outstanding	48,835
Common stock price	$0.97
Market capitalization	$47,370
Series D cumulative preferred stock	$28,998
Series F cumulative preferred stock	$27,381
Series G cumulative preferred stock	$37,582
Series H cumulative preferred stock	$27,255
Series I cumulative preferred stock	$27,601
Series J redeemable preferred stock	$130,160
Series K redeemable preferred stock	$8,948
Indebtedness	$2,677,736
Net working capital (see below)	$(187,379)
Total enterprise value (TEV)	$2,825,652

Cash and cash equivalents	$117,928
Restricted cash	$118,021
Accounts receivable, net	$61,247
Prepaid expenses	$14,530
Due from third-party hotel managers, net	$21,019
Due from affiliates, net	$976
Total current assets	$333,721

Accounts payable, net & accrued expenses	$142,576
Dividends and distributions payable	$3,766
Total current liabilities	$146,342

Net working capital	$187,379

Amounts include assets held for sale and liabilities associated with assets held for sale.
The amounts do not include amounts related to the consolidation of 815 Commerce Managing Member, LLC, Stirling REIT OP, LP and debt associated with hotels in receivership.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2024
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Estimated	Estimated
Courtyard Bloomington	117				x
La Concha Key West	160	x	x
Embassy Suites Dallas	150		x	x	x
Embassy Suites Palm Beach	160				x
Le Pavillon New Orleans	226	x
Marriott Sugar Land	300	x	x
Residence Inn Evansville	78				x
Total		3	3	1	4
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2024 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2024	2024	2023	2023	June 30, 2024
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	TTM
Net income (loss)	$140,679	$30,435	$(130,905)	$44,644	$84,853
Non-property adjustments	(85,986)	1,970	155,688	(33)	71,639
Interest income	(420)	(410)	(421)	(383)	(1,634)
Interest expense	2,086	4,155	4,231	4,234	14,706
Amortization of loan costs	76	219	222	219	736
Depreciation and amortization	37,139	40,220	46,617	45,905	169,881
Income tax expense (benefit)	29	35	42	89	195
Non-hotel EBITDA ownership expense	1,531	1,688	3,131	2,791	9,141
Hotel EBITDA including amounts attributable to noncontrolling interest	95,134	78,312	78,605	97,466	349,517
Non-comparable adjustments	(2,386)	(7,089)	(14,382)	(19,940)	(43,797)
Comparable hotel EBITDA	$92,748	$71,223	$64,223	$77,526	$305,720
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at June 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2024
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$140,818	$(139)	$140,679	$(5)	$(89,863)	$50,811
Non-property adjustments	(85,986)	—	(85,986)	—	85,986	—
Interest income	(384)	(36)	(420)	—	420	—
Interest expense	2,086	—	2,086	—	74,936	77,022
Amortization of loan cost	76	—	76	—	3,262	3,338
Depreciation and amortization	32,770	4,369	37,139	—	48	37,187
Income tax expense (benefit)	29	—	29	—	3,426	3,455
Non-hotel EBITDA ownership expense	1,400	131	1,531	—	(1,531)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	90,809	4,325	95,134	(5)	76,684	171,813
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	162	162
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	215	215
Hotel EBITDA attributable to the Company and OP unitholders	$90,809	$4,325	$95,134	$(5)	$77,061	$172,190
Non-comparable adjustments	(2,386)	—	(2,386)
Comparable hotel EBITDA	$88,423	$4,325	$92,748
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at June 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    Excluded hotels under renovation:
Embassy Suites Dallas, La Concha Key West, Marriott Sugar Land

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2024
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$30,435	$(1)	$41,971	$72,405
Non-property adjustments	1,970	—	(1,970)	—
Interest income	(410)	—	410	—
Interest expense	4,155	—	79,696	83,851
Amortization of loan cost	219	—	1,989	2,208
Depreciation and amortization	40,220	—	324	40,544
Income tax expense (benefit)	35	—	268	303
Non-hotel EBITDA ownership expense	1,688	—	(1,688)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	78,312	(1)	121,000	199,311
Equity in (earnings) loss of unconsolidated entities	—	—	533	533
Company's portion of EBITDA of unconsolidated entities	—	—	(166)	(166)
Hotel EBITDA attributable to the Company and OP unitholders	$78,312	$(1)	$121,367	$199,678
Non-comparable adjustments	(7,089)
Comparable hotel EBITDA	$71,223
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at June 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2023
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(130,905)	$60	$101,041	$(29,804)
Non-property adjustments	155,688	(22)	(155,666)	—
Interest income	(421)	—	421	—
Interest expense	4,231	—	88,331	92,562
Amortization of loan cost	222	—	2,879	3,101
Depreciation and amortization	46,617	—	227	46,844
Income tax expense (benefit)	42	—	(1,552)	(1,510)
Non-hotel EBITDA ownership expense	3,131	1	(3,132)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	78,605	39	32,549	111,193
Equity in (earnings) loss of unconsolidated entities	—	—	419	419
Company's portion of EBITDA of unconsolidated entities	—	—	(74)	(74)
Hotel EBITDA attributable to the Company and OP unitholders	$78,605	$39	$32,894	$111,538
Non-comparable adjustments	(14,382)
Comparable hotel EBITDA	$64,223
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at June 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2023
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$44,644	$5,130	$(114,225)	$(64,451)
Non-property adjustments	(33)	(6,389)	6,422	—
Interest income	(383)	—	383	—
Interest expense	4,234	—	91,897	96,131
Amortization of loan cost	219	—	3,030	3,249
Depreciation and amortization	45,905	—	49	45,954
Income tax expense (benefit)	89	—	38	127
Non-hotel EBITDA ownership expense	2,791	3	(2,794)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	97,466	(1,256)	(15,200)	81,010
Equity in (earnings) loss of unconsolidated entities	—	—	138	138
Company's portion of EBITDA of unconsolidated entities	—	—	217	217
Hotel EBITDA attributable to the Company and OP unitholders	$97,466	$(1,256)	$(14,845)	$81,365
Non-comparable adjustments	(19,940)
Comparable hotel EBITDA	$77,526
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at June 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2023
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$61,654	$3,182	$64,836	$(46)	$(89,745)	$(24,955)
Non-property adjustments	(9)	—	(9)	—	9	—
Interest income	(222)	(26)	(248)	—	248	—
Interest expense	5,137	—	5,137	—	80,839	85,976
Amortization of loan cost	262	—	262	—	3,352	3,614
Depreciation and amortization	44,058	3,007	47,065	41	48	47,154
Income tax expense (benefit)	66	—	66	—	1,996	2,062
Non-hotel EBITDA ownership expense	356	12	368	6	(374)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	111,302	6,175	117,477	1	(3,627)	113,851
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	181	181
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	157	157
Hotel EBITDA attributable to the Company and OP unitholders	$111,302	$6,175	$117,477	$1	$(3,289)	$114,189
Non-comparable adjustments	(23,428)	—	(23,428)
Comparable hotel EBITDA	$87,874	$6,175	$94,049
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at June 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    Excluded hotels under renovation:
Embassy Suites Dallas, La Concha Key West, Marriott Sugar Land

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2024
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$169,786	$1,328	$171,114	$(6)	$(47,892)	$123,216
Non-property adjustments	(84,016)	—	(84,016)	—	84,016	—
Interest income	(763)	(67)	(830)	—	830	—
Interest expense	6,241	—	6,241	—	154,632	160,873
Amortization of loan cost	295	—	295	—	5,251	5,546
Depreciation and amortization	68,616	8,743	77,359	—	372	77,731
Income tax expense (benefit)	64	—	64	—	3,694	3,758
Non-hotel EBITDA ownership expense	2,842	377	3,219	—	(3,219)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	163,065	10,381	173,446	(6)	197,684	371,124
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	695	695
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	49	49
Hotel EBITDA attributable to the Company and OP unitholders	$163,065	$10,381	$173,446	$(6)	$198,428	$371,868
Non-comparable adjustments	(9,475)	—	(9,475)
Comparable hotel EBITDA	$153,590	$10,381	$163,971
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at June 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    Excluded hotels under renovation:
Embassy Suites Dallas, La Concha Key West, Marriott Sugar Land

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2023
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$89,661	$9,174	$98,835	$—	$(185,312)	$(86,477)
Non-property adjustments	(17)	—	(17)	—	17	—
Interest income	(322)	(26)	(348)	—	348	—
Interest expense	10,717	—	10,717	—	154,003	164,720
Amortization of loan cost	544	—	544	—	5,841	6,385
Depreciation and amortization	88,890	5,859	94,749	164	96	95,009
Income tax expense (benefit)	88	—	88	—	2,195	2,283
Non-hotel EBITDA ownership expense	3,518	151	3,669	15	(3,684)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	193,079	15,158	208,237	179	(26,496)	181,920
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	577	577
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	88	88
Hotel EBITDA attributable to the Company and OP unitholders	$193,079	$15,158	$208,237	$179	$(25,831)	$182,585
Non-comparable adjustments	(39,375)	—	(39,375)
Comparable hotel EBITDA	$153,704	$15,158	$168,862
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at June 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    Excluded hotels under renovation:
Embassy Suites Dallas, La Concha Key West, Marriott Sugar Land

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2024
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$15,788	$2,220	$3,600	$229	$2,291	$1,100	$53	$8,640	$1,000
Non-property adjustments	(14,362)	677	7	—	26	—	—	—	7
Interest income	(43)	(65)	—	—	(12)	(14)	—	(28)	—
Interest expense	776	226	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,422	764	2,918	1,715	2,022	1,111	767	2,397	2,027
Income tax expense (benefit)	—	—	—	—	—	—	—	23	—
Non-hotel EBITDA ownership expense	93	(119)	105	72	200	48	62	26	105
Hotel EBITDA including amounts attributable to noncontrolling interest	4,674	3,703	6,630	2,016	4,527	2,245	882	11,058	3,139
Non-comparable adjustments	(672)	200	—	—	334	—	—	—	—
Comparable hotel EBITDA	$4,002	$3,903	$6,630	$2,016	$4,861	$2,245	$882	$11,058	$3,139

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$689	$996	$1,767	$469	$1,903	$13,927	$86,007	$140,679
Non-property adjustments	—	6	—	38	—	—	(72,385)	(85,986)
Interest income	(28)	—	(22)	(18)	—	(160)	(30)	(420)
Interest expense	—	—	—	211	—	—	873	2,086
Amortization of loan costs	—	—	—	39	—	—	37	76
Depreciation and amortization	967	382	593	2,290	815	4,624	11,325	37,139
Income tax expense (benefit)	—	—	—	—	—	—	6	29
Non-hotel EBITDA ownership expense	4	11	15	26	22	69	792	1,531
Hotel EBITDA including amounts attributable to noncontrolling interest	1,632	1,395	2,353	3,055	2,740	18,460	26,625	95,134
Non-comparable adjustments	—	13	—	—	—	—	(2,261)	(2,386)
Comparable hotel EBITDA	$1,632	$1,408	$2,353	$3,055	$2,740	$18,460	$24,364	$92,748
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at June 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2023
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$2,264	$5,668	$2,018	$1,332	$5,973	$1,082	$192	$7,002	$2,367
Non-property adjustments	—	—	—	—	—	—	—	—	—
Interest income	(36)	(44)	(4)	—	(26)	(6)	—	—	(10)
Interest expense	805	2,181	—	—	—	—	—	—	—
Amortization of loan costs	6	139	—	—	—	—	—	—	—
Depreciation and amortization	3,620	2,031	3,861	1,271	2,556	1,388	768	2,506	3,955
Income tax expense (benefit)	—	—	—	—	—	—	—	27	—
Non-hotel EBITDA ownership expense	(76)	73	1	6	(339)	2	81	(3)	127
Hotel EBITDA including amounts attributable to noncontrolling interest	6,583	10,048	5,876	2,609	8,164	2,466	1,041	9,532	6,439
Non-comparable adjustments	(1,919)	(6,118)	(514)	—	(1,146)	—	—	—	(2,393)
Comparable hotel EBITDA	$4,664	$3,930	$5,362	$2,609	$7,018	$2,466	$1,041	$9,532	$4,046

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$1,314	$1,119	$1,539	$1,044	$1,874	$11,706	$18,342	$64,836
Non-property adjustments	—	—	—	—	—	23	(32)	(9)
Interest income	(17)	(6)	(13)	(13)	—	(43)	(30)	(248)
Interest expense	—	—	—	219	—	697	1,235	5,137
Amortization of loan costs	—	—	—	38	—	46	33	262
Depreciation and amortization	1,073	899	592	3,364	932	5,665	12,584	47,065
Income tax expense (benefit)	—	—	—	—	—	—	39	66
Non-hotel EBITDA ownership expense	(67)	62	29	352	8	12	100	368
Hotel EBITDA including amounts attributable to noncontrolling interest	2,303	2,074	2,147	5,004	2,814	18,106	32,271	117,477
Non-comparable adjustments	—	(911)	—	(2,337)	—	—	(8,090)	(23,428)
Comparable hotel EBITDA	$2,303	$1,163	$2,147	$2,667	$2,814	$18,106	$24,181	$94,049
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at June 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2024
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$16,982	$(839)	$5,998	$331	$3,722	$5,221	$(1,235)	$14,450	$(822)
Non-property adjustments	(14,362)	677	1,090	—	3,001	—	—	—	733
Interest income	(81)	(123)	(4)	—	(41)	(26)	—	(54)	(4)
Interest expense	1,552	2,518	—	—	—	—	—	—	—
Amortization of loan costs	—	144	—	—	—	—	—	—	—
Depreciation and amortization	5,057	2,297	6,189	3,280	4,318	2,192	1,527	4,863	4,268
Income tax expense (benefit)	—	—	—	—	—	—	—	49	—
Non-hotel EBITDA ownership expense	144	(87)	225	172	330	60	84	34	310
Hotel EBITDA including amounts attributable to noncontrolling interest	9,292	4,587	13,498	3,783	11,330	7,447	376	19,342	4,485
Non-comparable adjustments	(1,318)	(513)	(323)	—	151	—	—	—	(112)
Comparable hotel EBITDA	$7,974	$4,074	$13,175	$3,783	$11,481	$7,447	$376	$19,342	$4,373

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$2,441	$17	$2,868	$480	$6,425	$19,767	$95,308	$171,114
Non-property adjustments	—	425	—	228	—	—	(75,808)	(84,016)
Interest income	(52)	(4)	(41)	(35)	—	(297)	(68)	(830)
Interest expense	—	—	—	424	—	—	1,747	6,241
Amortization of loan costs	—	—	—	79	—	—	72	295
Depreciation and amortization	1,937	913	1,180	4,825	1,669	9,387	23,457	77,359
Income tax expense (benefit)	—	—	—	—	—	—	15	64
Non-hotel EBITDA ownership expense	26	16	26	98	6	230	1,545	3,219
Hotel EBITDA including amounts attributable to noncontrolling interest	4,352	1,367	4,033	6,099	8,100	29,087	46,268	173,446
Non-comparable adjustments	—	279	—	(228)	—	—	(7,411)	(9,475)
Comparable hotel EBITDA	$4,352	$1,646	$4,033	$5,871	$8,100	$29,087	$38,857	$163,971
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at June 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2023
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$5,146	$2,468	$6,764	$2,315	$11,277	$4,162	$(927)	$11,863	$597
Non-property adjustments	—	—	—	—	—	—	—	—	—
Interest income	(39)	(44)	(7)	—	(41)	(8)	—	—	(16)
Interest expense	1,589	4,256	—	—	—	—	—	—	—
Amortization of loan costs	11	276	—	—	—	—	—	—	—
Depreciation and amortization	7,223	4,077	7,708	2,505	5,142	2,830	1,545	5,037	7,989
Income tax expense (benefit)	—	—	—	—	—	—	—	48	—
Non-hotel EBITDA ownership expense	287	92	87	569	(278)	30	99	70	296
Hotel EBITDA including amounts attributable to noncontrolling interest	14,217	11,125	14,552	5,389	16,100	7,014	717	17,018	8,866
Non-comparable adjustments	(4,017)	(7,343)	(969)	—	(1,753)	—	—	—	(3,143)
Comparable hotel EBITDA	$10,200	$3,782	$13,583	$5,389	$14,347	$7,014	$717	$17,018	$5,723

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$2,846	$(142)	$2,218	$1,270	$6,402	$14,105	$28,471	$98,835
Non-property adjustments	—	—	—	—	—	23	(40)	(17)
Interest income	(33)	(9)	(20)	(28)	—	(57)	(46)	(348)
Interest expense	—	—	—	436	—	1,943	2,493	10,717
Amortization of loan costs	—	—	—	77	—	114	66	544
Depreciation and amortization	2,195	1,863	1,185	6,809	1,870	11,478	25,293	94,749
Income tax expense (benefit)	—	—	—	—	—	—	40	88
Non-hotel EBITDA ownership expense	(57)	463	99	903	42	131	836	3,669
Hotel EBITDA including amounts attributable to noncontrolling interest	4,951	2,175	3,482	9,467	8,314	27,737	57,113	208,237
Non-comparable adjustments	—	(757)	—	(4,425)	—	—	(16,968)	(39,375)
Comparable hotel EBITDA	$4,951	$1,418	$3,482	$5,042	$8,314	$27,737	$40,145	$168,862
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at June 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended June 30, 2024
	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Nashville -1 hotel	Hilton Alexandria / La Posada - 2 hotels	Southside Bank Ashton - 1 hotel
Net income (loss)	$13,394	$91,578	$5,809	$49,425	$24,268	$5,912	$9,122	$9,416	$25,756	$4,154	$(110)
Non-property adjustments	(3,869)	(70,923)	(45)	—	—	—	(6,953)	(9,598)	(460)	—	—
Interest income	(50)	—	—	(445)	(204)	(206)	(95)	—	(93)	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	10,190	5,206	11,626	46,419	19,419	18,837	3,773	850	9,815	5,240	332
Income tax expense (benefit)	—	—	4	—	—	—	—	—	99	—	—
Non-hotel EBITDA ownership expense	468	658	430	1,937	1,270	1,829	257	98	480	158	29
Hotel EBITDA including amounts attributable to noncontrolling interest	20,133	26,519	17,824	97,336	44,753	26,372	6,104	766	35,597	9,552	251
Non-comparable adjustments	(36)	(6,344)	189	—	—	109	(364)	(766)	—	—	—
Comparable hotel EBITDA	$20,097	$20,175	$18,013	$97,336	$44,753	$26,481	$5,740	$—	$35,597	$9,552	$251

	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	KEYS Pool F - 5 hotels	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	Morgan Stanley Pool C3 - 3 hotels	Morgan Stanley Ann Arbor - 1 hotel
Net income (loss)	$(854)	$(1,560)	$10,224	$(1,303)	$(9,306)	$2,010	$(157,666)	$(2,322)	$(2,786)	$5,243	$99
Non-property adjustments	—	677	—	—	—	(1,579)	160,062	6,127	3,101	(4,764)	(137)
Interest income	—	—	(355)	—	—	—	(27)	(108)	(51)	—	—
Interest expense	1,195	7,152	—	862	3,502	—	—	—	—	—	—
Amortization of loan costs	12	426	—	157	141	—	—	—	—	—	—
Depreciation and amortization	1,302	3,070	5,588	2,322	4,574	319	5,430	4,543	3,967	1,063	—
Income tax expense (benefit)	—	—	—	—	—	31	—	—	—	—	—
Non-hotel EBITDA ownership expense	26	115	52	73	240	29	211	221	338	58	5
Hotel EBITDA including amounts attributable to noncontrolling interest	1,681	9,880	15,509	2,111	(849)	810	8,010	8,461	4,569	1,600	(33)
Non-comparable adjustments	—	(9,880)	—	—	—	(810)	(8,010)	(8,461)	(4,569)	(1,600)	33
Comparable hotel EBITDA	$1,681	$—	$15,509	$2,111	$(849)	$—	$—	$—	$—	$—	$—

	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	BAML - 4 Pack - Stirling	Unencumbered Hotels	Total Portfolio
Net income (loss)	$(214)	$477	$(77)	$4,164	$84,853
Non-property adjustments	—	—	—	—	71,639
Interest income	—	—	—	—	(1,634)
Interest expense	—	—	—	1,995	14,706
Amortization of loan costs	—	—	—	—	736
Depreciation and amortization	481	169	2,353	2,993	169,881
Income tax expense (benefit)	—	61	—	—	195
Non-hotel EBITDA ownership expense	11	1	26	121	9,141
Hotel EBITDA including amounts attributable to noncontrolling interest	278	708	2,302	9,273	349,517
Non-comparable adjustments	(278)	(708)	(2,302)	—	(43,797)
Comparable hotel EBITDA	$—	$—	$—	$9,273	$305,720
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at June 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2024
	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Nashville -1 hotel	Hilton Alexandria / La Posada - 2 hotels	Southside Bank Ashton - 1 hotel
Net income (loss)	$3,400	$76,409	$3,926	$18,143	$7,716	$1,446	$936	$9,432	$8,639	$2,109	$63
Non-property adjustments	—	(70,923)	—	—	—	—	—	(9,598)	—	—	—
Interest income	(14)	—	—	(128)	(60)	(59)	(27)	—	(28)	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,410	1,204	2,806	11,130	4,852	4,784	763	144	2,397	1,287	80
Income tax expense (benefit)	—	—	2	—	—	—	—	—	23	—	—
Non-hotel EBITDA ownership expense	129	317	78	267	164	348	67	61	27	19	4
Hotel EBITDA including amounts attributable to noncontrolling interest	5,925	7,007	6,812	29,412	12,672	6,519	1,739	39	11,058	3,415	147
Non-comparable adjustments	14	(1,589)	—	—	—	330	—	(39)	—	—	—
Comparable hotel EBITDA	$5,939	$5,418	$6,812	$29,412	$12,672	$6,849	$1,739	$—	$11,058	$3,415	$147

	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	KEYS Pool F - 5 hotels	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	Morgan Stanley Pool C3 - 3 hotels	Morgan Stanley Ann Arbor - 1 hotel
Net income (loss)	$(144)	$(985)	$4,196	$(142)	$(2,276)	$1,617	$—	$(204)	$(41)	$4,732	$22
Non-property adjustments	—	677	—	—	—	(1,579)	—	196	41	(4,764)	(36)
Interest income	—	—	(104)	—	—	—	—	—	—	—	—
Interest expense	283	226	—	211	872	—	—	—	—	—	—
Amortization of loan costs	—	—	—	40	36	—	—	—	—	—	—
Depreciation and amortization	308	—	1,233	548	1,237	53	—	—	—	—	—
Income tax expense (benefit)	—	—	—	—	—	4	—	—	—	—	—
Non-hotel EBITDA ownership expense	9	(118)	7	7	102	15	—	7	—	1	—
Hotel EBITDA including amounts attributable to noncontrolling interest	456	(200)	5,332	664	(29)	110	—	(1)	—	(31)	(14)
Non-comparable adjustments	—	200	—	—	—	(110)	—	1	—	31	14
Comparable hotel EBITDA	$456	$—	$5,332	$664	$(29)	$—	$—	$—	$—	$—	$—

	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	BAML - 4 Pack - Stirling	Unencumbered Hotels	Total Portfolio
Net income (loss)	$—	$—	$74	$1,611	$140,679
Non-property adjustments	—	—	—	—	(85,986)
Interest income	—	—	—	—	(420)
Interest expense	—	—	—	494	2,086
Amortization of loan costs	—	—	—	—	76
Depreciation and amortization	—	—	1,167	736	37,139
Income tax expense (benefit)	—	—	—	—	29
Non-hotel EBITDA ownership expense	—	—	(3)	23	1,531
Hotel EBITDA including amounts attributable to noncontrolling interest	—	—	1,238	2,864	95,134
Non-comparable adjustments	—	—	(1,238)	—	(2,386)
Comparable hotel EBITDA	$—	$—	$—	$2,864	$92,748
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at June 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2024
	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Nashville -1 hotel	Hilton Alexandria / La Posada - 2 hotels	Southside Bank Ashton - 1 hotel
Net income (loss)	$3,424	$4,663	$(565)	$9,668	$7,472	$2,161	$7,913	$(69)	$5,811	$(12)	$(12)
Non-property adjustments	—	—	—	—	—	—	(6,953)	—	—	—	—
Interest income	(13)	—	—	(112)	(51)	(46)	(24)	—	(26)	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,444	1,277	2,840	11,182	4,799	4,995	914	226	2,466	1,293	81
Income tax expense (benefit)	—	—	2	—	—	—	—	—	26	—	—
Non-hotel EBITDA ownership expense	104	113	124	576	225	249	96	4	7	18	3
Hotel EBITDA including amounts attributable to noncontrolling interest	5,959	6,053	2,401	21,314	12,445	7,359	1,946	161	8,284	1,299	72
Non-comparable adjustments	50	(1,862)	—	—	—	(109)	(107)	(161)	—	—	—
Comparable hotel EBITDA	$6,009	$4,191	$2,401	$21,314	$12,445	$7,250	$1,839	$—	$8,284	$1,299	$72

	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	KEYS Pool F - 5 hotels	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	Morgan Stanley Pool C3 - 3 hotels	Morgan Stanley Ann Arbor - 1 hotel
Net income (loss)	$(181)	$(2,474)	$2,282	$(711)	$(1,851)	$38	$35	$(4,209)	$(3,396)	$(4)	$24
Non-property adjustments	—	—	—	—	—	—	(34)	5,931	3,060	—	(34)
Interest income	—	—	(97)	—	—	—	—	(28)	(13)	—	—
Interest expense	284	2,291	—	213	873	—	—	—	—	—	—
Amortization of loan costs	—	144	—	39	36	—	—	—	—	—	—
Depreciation and amortization	311	745	1,300	551	1,132	85	—	973	856	48	—
Income tax expense (benefit)	—	—	—	—	—	7	—	—	—	—	—
Non-hotel EBITDA ownership expense	3	7	29	35	20	1	—	4	4	13	—
Hotel EBITDA including amounts attributable to noncontrolling interest	417	713	3,514	127	210	131	1	2,671	511	57	(10)
Non-comparable adjustments	—	(713)	—	—	—	(131)	(1)	(2,671)	(511)	(57)	10
Comparable hotel EBITDA	$417	$—	$3,514	$127	$210	$—	$—	$—	$—	$—	$—

	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	BAML - 4 Pack - Stirling	Unencumbered Hotels	Total Portfolio
Net income (loss)	$—	$—	$(154)	$582	$30,435
Non-property adjustments	—	—	—	—	1,970
Interest income	—	—	—	—	(410)
Interest expense	—	—	—	494	4,155
Amortization of loan costs	—	—	—	—	219
Depreciation and amortization	—	—	952	750	40,220
Income tax expense (benefit)	—	—	—	—	35
Non-hotel EBITDA ownership expense	—	—	28	25	1,688
Hotel EBITDA including amounts attributable to noncontrolling interest	—	—	826	1,851	78,312
Non-comparable adjustments	—	—	(826)	—	(7,089)
Comparable hotel EBITDA	$—	$—	$—	$1,851	$71,223
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at June 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2023
	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Nashville -1 hotel	Hilton Alexandria / La Posada - 2 hotels	Southside Bank Ashton - 1 hotel
Net income (loss)	$4,905	$3,731	$(1,664)	$9,754	$4,044	$598	$123	$(119)	$5,055	$1,003	$65
Non-property adjustments	(3,869)	—	(45)	—	—	—	—	—	(460)	—	—
Interest income	(13)	—	—	(108)	(47)	(43)	(23)	—	(25)	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,589	1,361	3,069	12,214	5,099	4,724	1,053	243	2,520	1,346	87
Income tax expense (benefit)	—	—	—	—	—	—	—	—	24	—	—
Non-hotel EBITDA ownership expense	154	89	364	494	337	228	47	19	492	65	12
Hotel EBITDA including amounts attributable to noncontrolling interest	3,766	5,181	1,724	22,354	9,433	5,507	1,200	143	7,606	2,414	164
Non-comparable adjustments	272	(1,369)	—	—	—	(56)	(12)	(143)	—	—	—
Comparable hotel EBITDA	$4,038	$3,812	$1,724	$22,354	$9,433	$5,451	$1,188	$—	$7,606	$2,414	$164

	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	KEYS Pool F - 5 hotels	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	Morgan Stanley Pool C3 - 3 hotels	Morgan Stanley Ann Arbor - 1 hotel
Net income (loss)	$(171)	$(263)	$2,166	$(933)	$(2,516)	$92	$(159,051)	$1,256	$(141)	$180	$22
Non-property adjustments	—	—	—	—	—	—	160,096	—	—	—	(34)
Interest income	—	—	(91)	—	—	—	(11)	(40)	(20)	—	—
Interest expense	313	2,314	—	218	882	—	—	—	—	—	—
Amortization of loan costs	6	142	—	39	35	—	—	—	—	—	—
Depreciation and amortization	331	1,148	1,510	691	1,237	90	2,144	1,870	1,607	429	—
Income tax expense (benefit)	—	—	—	—	—	(5)	—	—	—	—	—
Non-hotel EBITDA ownership expense	12	161	12	6	63	15	81	182	202	28	5
Hotel EBITDA including amounts attributable to noncontrolling interest	491	3,502	3,597	21	(299)	192	3,259	3,268	1,648	637	(7)
Non-comparable adjustments	—	(3,502)	—	—	—	(192)	(3,259)	(3,268)	(1,648)	(637)	7
Comparable hotel EBITDA	$491	$—	$3,597	$21	$(299)	$—	$—	$—	$—	$—	$—

	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	BAML - 4 Pack - Stirling	Unencumbered Hotels	Total Portfolio
Net income (loss)	$(140)	$176	$3	$920	$(130,905)
Non-property adjustments	—	—	—	—	155,688
Interest income	—	—	—	—	(421)
Interest expense	—	—	—	504	4,231
Amortization of loan costs	—	—	—	—	222
Depreciation and amortization	199	71	234	751	46,617
Income tax expense (benefit)	—	23	—	—	42
Non-hotel EBITDA ownership expense	6	2	1	54	3,131
Hotel EBITDA including amounts attributable to noncontrolling interest	65	272	238	2,229	78,605
Non-comparable adjustments	(65)	(272)	(238)	—	(14,382)
Comparable hotel EBITDA	$—	$—	$—	$2,229	$64,223
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at June 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2023
	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Nashville -1 hotel	Hilton Alexandria / La Posada - 2 hotels	Southside Bank Ashton - 1 hotel
Net income (loss)	$1,665	$6,775	$4,112	$11,860	$5,036	$1,707	$150	$172	$6,251	$1,054	$(226)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(10)	—	—	(97)	(46)	(58)	(21)	—	(14)	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,747	1,364	2,911	11,893	4,669	4,334	1,043	237	2,432	1,314	84
Income tax expense (benefit)	—	—	—	—	—	—	—	—	26	—	—
Non-hotel EBITDA ownership expense	81	139	(136)	600	544	1,004	47	14	(46)	56	10
Hotel EBITDA including amounts attributable to noncontrolling interest	4,483	8,278	6,887	24,256	10,203	6,987	1,219	423	8,649	2,424	(132)
Non-comparable adjustments	(372)	(1,524)	189	—	—	(56)	(245)	(423)	—	—	—
Comparable hotel EBITDA	$4,111	$6,754	$7,076	$24,256	$10,203	$6,931	$974	$—	$8,649	$2,424	$(132)

	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	KEYS Pool F - 5 hotels	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	Morgan Stanley Pool C3 - 3 hotels	Morgan Stanley Ann Arbor - 1 hotel
Net income (loss)	$(358)	$2,162	$1,580	$483	$(2,663)	$263	$1,350	$835	$792	$335	$31
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	(33)
Interest income	—	—	(63)	—	—	—	(16)	(40)	(18)	—	—
Interest expense	315	2,321	—	220	875	—	—	—	—	—	—
Amortization of loan costs	6	140	—	39	34	—	—	—	—	—	—
Depreciation and amortization	352	1,177	1,545	532	968	91	3,286	1,700	1,504	586	—
Income tax expense (benefit)	—	—	—	—	—	25	—	—	—	—	—
Non-hotel EBITDA ownership expense	2	65	4	25	55	(2)	130	28	132	16	—
Hotel EBITDA including amounts attributable to noncontrolling interest	317	5,865	3,066	1,299	(731)	377	4,750	2,523	2,410	937	(2)
Non-comparable adjustments	—	(5,865)	—	—	—	(377)	(4,750)	(2,523)	(2,410)	(937)	2
Comparable hotel EBITDA	$317	$—	$3,066	$1,299	$(731)	$—	$—	$—	$—	$—	$—

	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	BAML - 4 Pack - Stirling	Unencumbered Hotels	Total Portfolio
Net income (loss)	$(74)	$301	$—	$1,051	$44,644
Non-property adjustments	—	—	—	—	(33)
Interest income	—	—	—	—	(383)
Interest expense	—	—	—	503	4,234
Amortization of loan costs	—	—	—	—	219
Depreciation and amortization	282	98	—	756	45,905
Income tax expense (benefit)	—	38	—	—	89
Non-hotel EBITDA ownership expense	5	(1)	—	19	2,791
Hotel EBITDA including amounts attributable to noncontrolling interest	213	436	—	2,329	97,466
Non-comparable adjustments	(213)	(436)	—	—	(19,940)
Comparable hotel EBITDA	$—	$—	$—	$2,329	$77,526
NOTES:
(1)    The above comparable information assumes the 69 hotel properties owned and included in the Company’s operations at June 30, 2024, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period, hotel properties in receivership and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.